    As filed with the Securities and Exchange Commission on July 26, 1999.


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934

                                Splitrock Services, Inc.
---------------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)
               Delaware                                           76-0529757
---------------------------------------------------------------------------------------
(State of incorporation or organization)                        (I.R.S. Employer
                                                               Identification No.)

8665 New Trails Drive, The Woodlands, Texas                         77381
---------------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-79909.

Securities to be registered pursuant to Section 12(b) of the Act:


           Title of each class                    Name of each exchange on
           to be so registered              which each class is to be registered
           -------------------              ------------------------------------
                  None                                      None
--------------------------------------------------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                   Common Stock, $0.001 par value per share
--------------------------------------------------------------------------------
                               (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of the Registrant's Securities to be Registered
         -----------------------------------------------------------

         The description of the Common Stock, $0.001 par value per share, of Splitrock Services, Inc. (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 (No. 333-79909) filed by the Registrant with the Securities and Exchange Commission on June 3, 1999, as amended, which is incorporated herein by reference as Exhibit 1.

Item 2.  Exhibits
         --------

     Exhibits 2, 3, and 4 to this Registration Statement have been filed as exhibits to Registration Statement on Form S-1, as amended, (No. 333-79909) and are hereby incorporated herein by reference:

1. Registration Statement on Form S-1 (No. 333-79909) filed on June 3, 1999, as amended by Amendment No. 1 filed on July 6, 1999.

2. Form of Restated Certificate of Incorporation of the Registrant (Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-79909)).

3. Form of Amended and Restated Bylaws of the Registrant (Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-79909)).

4. Form of certificate of common stock of the Registrant, $0.001 par value (Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-79909)).

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 26, 1999

                              SPLITROCK SERVICES, INC.


                              By:  /s/ William R. Wilson
                                   ---------------------------
                                   William R. Wilson
                                   President and Chief Executive Officer

                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 26, 1999

                              SPLITROCK SERVICES, INC.


                              By:    /s/ J. Robert Fugate
                                   --------------------------
                                   J. Robert Fugate
                                   Executive Vice President and Chief
                                   Financial Officer